[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-4HE

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[240,224,000] (APPROXIMATE)
                              TERWIN MORTGAGE TRUST
                           ASSET-BACKED CERTIFICATES,
                              SERIES TMTS 2003-4HE

                            [THE WINTER GROUP LOGO]

                           LITTON LOAN SERVICING, L.P.
                                    SERVICER

                                WACHOVIA BANK NA
                             TRUSTEE/MASTER SERVICER

                                OCTOBER 21, 2003

---------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-4HE

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material, except to the extent provided in the following paragraph.

Notwithstanding anything else to the contrary in these Computational Materials, each addressee hereof (and each employee, representative or other agent of each addressee) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the securities described herein and all materials of any kind (including opinions or other tax analyses) that are provided to each addressee relating to such tax treatment and tax structure.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

---------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-4HE

                                   TERM SHEET
                                OCTOBER 21, 2003

                              TERWIN MORTGAGE TRUST
                           ASSET-BACKED CERTIFICATES,
                              SERIES TMTS 2003-4HE

                           $240,224,000 (APPROXIMATE)
                               SUBJECT TO REVISION

                                                                                            EXPECTED   STATED
                                      WAL (YRS)      PAYMENT WINDOW                          FINAL     FINAL
             APPROX                   (CALL(4)/        (CALL (4)/      PAYMENT   INTEREST   MATURITY  MATURITY  EXPECTED RATINGS
  CLASS      SIZE ($)     COUPON      MATURITY)         MATURITY)       DELAY    ACCRUAL      (4)       (5)       (MOODY'S/S&P)
--------------------------------------------------------------------------------------------------------------------------------
CLASS A    205,800,000  LIBOR + [ ]  2.86 / 3.12  1 - 100 / 1 - 224       0     Actual/360   2/2012    9/2034      [Aaa/AAA]
                         (1), (2)

CLASS M-1   14,088,000  LIBOR + [ ]  5.45 / 6.02  38 - 100 / 38 - 177     0     Actual/360   2/2012    9/2034       [Aa2/AA]
                         (1), (3)

CLASS M-2   11,638,000  LIBOR + [ ]  5.43 / 5.91  37 - 100 / 37 - 160     0     Actual/360   2/2012    9/2034        [A2/A]
                         (1), (3)

CLASS B      8,698,000  6.50% (1),   5.41 / 5.61  37 - 100 / 37 - 134    24       30/360     2/2012    9/2034      [Baa2/BBB]

TOTAL      240,224,000
OFFERED:

         1)   Subject to the Available Funds Cap and the Maximum Rate Cap.

         2) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on the Class A Certificates will increase to 2x its margin with respect to each subsequent Distribution Date.

         3) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class M-1 and Class M-2 Certificates will increase to 1.5x their respective margins with respect to each subsequent Distribution Date.

         4) The Certificates will be priced at 20% HEP for the fixed rate collateral and at 28% CPR for the adjustable rate collateral. Assumes 10% call.

         5)   Assumes latest maturity date of Mortgage Loans plus one year

---------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-4HE

                                    CONTACTS

MBS/ABS TRADING/SYNDICATE
Scott Soltas                  212-449-3659   scott_soltas@ ml.com
Charles Sorrentino            212-449-3659   charles_sorrentino@ml.com

GLOBAL ASSET BACKED FINANCE
Matt Whalen                   212-449-0752   matt_whalen@ml.com
Paul Park                     212-449-6380   paul_park@ml.com
Ted Bouloukos                 212-449-5029   ted_bouloukos@ml.com
Fred Hubert                   212-449-5071   fred_hubert.ml.com
Alan Chan                     212-449-8140   alan_chan.ml.com
Alice Chang                   212-449-1701   alice_chang.ml.com
Sonia Lee                     212-449-5067   sonia_lee@ml.com
Amanda Dezutter               212-449-0725   amanda_dezutter@ ml.com

ABS RESEARCH
Glenn Costello                212-449-4457   glenn_costello@ ml.com

---------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-4HE

TITLE OF OFFERED CERTIFICATES

Terwin Mortgage Trust Asset-Backed Certificates, TMTS Series 2003-4HE

Class A Certificates,
Class M-1 and Class M-2 Certificates (collectively, the "Class M Certificates"),
Class B Certificates

UNDERWRITERS

Merrill Lynch, Pierce, Fenner & Smith Incorporated, Terwin Capital, LLC

SELLER

Terwin Advisors LLC

SERVICER

Litton Loan Servicing, LP

TRUSTEE/MASTER SERVICER

Wachovia Bank NA

LOSS MITIGATION ADVISOR

The Murrayhill Company

CUT-OFF DATE

October 1, 2003

PRICING DATE

On or about October 24, 2003

CLOSING DATE

On or about October [30], 2003

DISTRIBUTION DATES

Distribution of principal and interest on the certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in November 2003.

ERISA CONSIDERATIONS

The offered certificates will be ERISA eligible as of the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of such Certificates.

LEGAL INVESTMENT

The offered certificates will not constitute "mortgage-related securities" for the purposes of SMMEA.

TAX STATUS

For federal income tax purposes, the Trust Fund will include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit" ("REMIC").

OPTIONAL TERMINATION

The Servicer has the option to terminate the trust when the aggregate stated principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date.

MORTGAGE LOANS

The mortgage pool will consist of fixed rate and adjustable rate, first and second lien, sub-prime mortgage loans ("Mortgage Loans") underwritten to The Winter Group program Underwriting Guidelines or the guidelines of the applicable originators and will be serviced by Litton Loan Servicing, L.P. On the Closing Date, it is expected that the final mortgage pool will have an aggregate stated principal balance as of the Cut-Off Date of approximately [$245,000,000].

TOTAL DEAL SIZE

Approximately $240,224,000

---------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-4HE

ADMINISTRATIVE FEES

The Servicer, Trustee, Loss Mitigation Advisor and lender paid mortgage insurers will be paid fees aggregating to a weighted average of approximately [56.2] bps per annum (payable monthly) on the stated principal balance of the Mortgage Loans.

CREDIT ENHANCEMENTS

1.   Mortgage Insurance

2.   Excess interest

3.   Over-Collateralization

4.   Subordination

MORTGAGE INSURANCE

As of the cut-off date, approximately 18.71% and 2.79% of the mortgage loans will be covered by borrower paid mortgage insurance and lender paid mortgage insurance, respectively.

EXCESS INTEREST

Excess interest cashflow will be available as credit enhancement.

OVER-COLLATERALIZATION

The over-collateralization ("O/C") amount is equal to the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the Offered Certificates. On the Closing Date, the over-collateralization amount will equal approximately 1.95% of the aggregate principal balance of the Mortgage Loans. The trust fund will apply some or all of the Excess Interest as principal payments on the senior certificates until the over-collateralization target is reached, resulting in a limited acceleration of principal of the certificates relative to the mortgage loans. Once the over-collateralization target amount is reached, the acceleration feature will cease, unless it becomes necessary again to maintain the over-collateralization target amount (i.e., 1.95% of the aggregate principal balance of the Mortgage Loans as of the Closing Date).

Initial: 1.95% of original principal balance of the Mortgage Loans
Target:  1.95% of original principal balance of the Mortgage Loans before stepdown
         3.90% of current principal balance of the Mortgage Loans on or after stepdown
Floor:   0.50% of original principal balance of the Mortgage Loans

SUBORDINATION:
(1) includes OC target

CLASSES     RATING (M/S)    SUBORDINATION (1)
-------     ------------    -----------------
 Class A      [Aaa / AAA]         16.00%
Class M-1     [Aa2 / AA]          10.25%
Class M-2       [A2 /A]            5.50%
 Class B     [Baa2 / BBB]          1.95%

CLASS SIZES:

CLASSES     RATING (M/S)       CLASS SIZES
-------     ------------       -----------
 Class A      [Aaa / AAA]         84.00%
Class M-1     [Aa2 / AA]           5.75%
Class M-2      [A2 / A]            4.75%
 Class B     [Baa2 / BBB]          3.55%

INTEREST ACCRUAL

For the Class A, Class M-1 and Class M-2 Certificates, interest will initially accrue from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date. For Class B Certificates, interest will accrue during the calendar month preceding the month of distribution.

---------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-4HE

COUPON STEP UP

If the 10% clean-up call for the Certificates is not exercised on the first distribution date on which it is exercisable, (i) the margin on the Class A Certificates will increase to 2x its margin, and (ii) the margins on the Class M-1 and Class M-2 Certificates will increase to 1.5x their respective margins, in both cases on the following Distribution Dates.

AVAILABLE FUNDS CAP

The pass-through rates of the Class A, Class M-1, and Class M-2, and Class B Certificates will be subject to the "Available Funds Cap" which is a per annum rate equal to (A) 12 times the quotient of (x) the total scheduled interest based on the Net Mortgage Rates in effect on the related due date, divided by
(y) the aggregate principal balance of the Offered Certificates as of the first day of the applicable accrual period. For Class A, Class M-1, and Class M-2 Certificates such rate is multiplied by 30 and divided by the actual number of days in the related accrual period. "Net Mortgage Rate" means, with respect to any mortgage loan the mortgage rate less the Administrative Fees.

1ML CAP CONTRACT

The trust fund will own a one-month LIBOR Cap contract purchased for the benefit of the offered certificates. The trust fund will receive a payment under the cap contract with respect to any Distribution Date on which one-month LIBOR exceeds the lower collar with respect to such Distribution Date shown in the table appearing on page 20. Payments received on the cap contract will be available to pay Carryover to the holders of the Offered Certificates.

MAXIMUM RATE CAP

The pass-through rate of the Certificates will also be subject to the "Maximum Rate Cap", which is a per annum rate equal to the weighted average of the net maximum lifetime mortgage rates on the adjustable rate mortgage loans and Net Mortgage Rates on the fixed rate mortgage loans. For Class A, Class M-1, and Class M-2 Certificates such rate is multiplied by 30 and divided by the actual number of days in the related accrual period. Any interest shortfall due to the Maximum Rate Cap will not be reimbursed.

SHORTFALL REIMBURSEMENT

If on any Distribution Date the pass-through rate is limited by the Available Funds Cap, the amount of additional interest that would have been distributed if the pass-through rate had not been so limited by the Available Funds Cap, up to but not exceeding the Maximum Rate Cap and the aggregate of such shortfalls from previous Distribution Dates together with accrued interest at the pass-through rate will be carried over to the next Distribution Date until paid (herein referred to as "Carryover"). Such reimbursement will be paid only on a subordinated basis, as described below in the "Cashflow Priority" section. No such Carryover will be paid once the Certificate principal balance has been reduced to zero.

CASHFLOW PRIORITY

(Preliminary and Subject to Revision)

1.  Repayment of any unreimbursed Servicer advances.

2. Servicing Fees, Trustee Fees, Loss Mitigation Advisor Fees, and Mortgage Insurance Fees.

3. Available interest funds, as follows: monthly interest, including any unpaid monthly interest from prior months, to the Class A Certificates, then monthly interest, including any unpaid monthly interest from prior months, to the Class M-1 Certificates, then to the Class M-2 Certificates, and then to the Class B Certificates.

4. Available principal funds, as follows: monthly principal to the Class A Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class M-1 Certificates, then monthly principal to the Class M-2 Certificates, then monthly principal to the Class B Certificates, in each case as described under "PRINCIPAL PAYDOWN."

5. Excess interest in the order as described under "PRINCIPAL PAYDOWN" if necessary to restore O/C to the required level.

6.  Excess interest to pay subordinate principal shortfalls.

7. Excess interest to pay Carryover resulting from imposition of the Available Funds Cap (1).

8. Any remaining amount will be paid in accordance with the Pooling and Servicing Agreement and will not be available for payment to holders of the offered certificates (1).

(1). Amounts received on the 1ML Cap Contract will be available only to make payments described in items 7 and 8 above

---------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-4HE

PRINCIPAL PAYDOWN

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

         All scheduled and unscheduled principal received from the Mortgage Loans plus excess interest to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A Certificates.

         After the Certificate principal balance of the Class A Certificates has been reduced to zero, the amount referred to above will be distributed sequentially to the Class M-1, Class M-2, Class B Certificates.

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates, second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class B Certificates, in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are as follows:

CLASS A           32.00%
CLASS M-1         20.50%
CLASS M-2         11.00%
CLASS B            3.90%

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)       The Distribution Date is on or after the November 2006 Distribution
         Date; and

ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

iii)     A Step Down Loss Trigger Event does not exist.

SUBORDINATE CLASS PRINCIPAL DISTRIBUTION DATE

The first Distribution Date on which the Senior Enhancement Percentage (i.e., the sum of the outstanding principal balance of the subordinate Certificates and the O/C amount divided by the aggregate stated principal balance of the Mortgage Loans) is greater than or equal to the Senior Specified Enhancement Percentage (including O/C), which is equal to two times the initial AAA subordination percentage.

SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:

32.00%
or
(14.05% + 1.95%)*2

---------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-4HE

STEP DOWN LOSS TRIGGER EVENT

Preliminary and Subject to Revision

The situation that exists with respect to any Distribution Date after the Stepdown Date, if (a) the quotient of (1) the aggregate Stated Principal Balance of all Mortgage Loans 60 or more days delinquent, measured on a rolling three month basis (including Mortgage Loans in foreclosure and REO Properties) and (2) the Stated Principal Balance of all the Mortgage Loans as of the preceding Servicer Remittance Date, equals or exceeds the product of (i) [45.00%] and (ii) the Required Percentage or (b) the quotient (expressed as a percentage)of (1) the aggregate Realized Losses incurred from the Cut-off Date through the last day of the calendar month preceding such Distribution Date and (2) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the Required Loss Percentage.

DISTRIBUTION DATE OCCURRING                         REQUIRED LOSS PERCENTAGE
---------------------------                         ------------------------
November 2006 - October 2007        [3.00%] with respect to November 2006, plus an additional
                                    1/12th of [1.20%] for each month thereafter
November 2007 - October 2008        [4.20%] with respect to November 2007, plus an additional
                                    1/12th of [0.60%] for each month thereafter
November 2008 - October 2009        [4.80%] with respect to November 2008, plus an additional
                                    1/12th of [0.90%] for each month thereafter
November 2009 - October 2010        [5.70%] with respect to November 2009, plus an additional
                                    1/12th of [0.30%] for each month thereafter
November 2010 and thereafter        [6.00%]

                      (PRELIMINARY AND SUBJECT TO REVISION)

PROSPECTUS

The Certificates will be offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the "Prospectus"). Complete information with respect to the Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.

MORTGAGE LOAN TABLES

The following tables describe the mortgage loans and the related mortgaged properties as of the close of business on the Cut-off Date. The sum of the columns below may not equal the total indicated due to rounding. On the Closing Date, it is expected that the final mortgage pool will have an aggregate stated principal balance as of the Cut-Off Date of approximately [$245,000,000]. We do not expect the material characteristics of the mortgage pool on the Closing Date to differ from the approximate characteristics described in the following tables.

---------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-4HE

Aggregate Outstanding Principal Balance         $  263,783,060
Aggregate Original Principal Balance            $  264,279,364
Number of Mortgage Loans                                 1,615

                                          MINIMUM     MAXIMUM     AVERAGE(1)
                                          -------     -------     ----------
Original Principal Balance                $ 3,250   $ 1,000,000   $ 163,640
Outstanding Principal Balance             $ 3,249   $ 1,000,000   $ 163,333

                                          MINIMUM   MAXIMUM   WEIGHTED AVERAGE(2)
                                          -------   -------   -------------------
Original Term (mos)                           120      360             349
Stated remaining Term (mos)                   116      359             345
Loan Age (mos)                                  1       27               4
Current Interest Rate                       4.250%  14.999%          7.428%
Initial Interest Rate Cap(4)                1.000%   6.000%          3.162%
Periodic Rate Cap(4)                        1.000%   1.500%          1.204%
Gross Margin(4)                             2.250%  10.000%          6.176%
Maximum Mortgage Rate(4)                   10.125%  18.400%         13.831%
Minimum Mortgage Rate(4)                    2.250%  11.400%          7.149%
Months to Roll(4)                               2       57              24
Original Loan-to-Value                       8.00%  100.00%          81.41%
Credit Score(3)                               500      809             630

                 EARLIEST     LATEST
                 --------     ------
Maturity Date    06/01/13    09/01/33

                              PERCENT OF
LIEN POSITION                MORTGAGE POOL
-------------                -------------
1st Lien                         98.65%
2nd Lien                          1.35

                              PERCENT OF
OCCUPANCY STATUS             MORTGAGE POOL
----------------             -------------
Primary                          89.59%
Second Home                       1.42
Investment                        9.00

                               PERCENT OF
LOAN TYPE                    MORTGAGE POOL
---------                    -------------
Fixed Rate                       48.32%
ARM                              51.68

                               PERCENT OF
YEAR OF ORIGINATION          MORTGAGE POOL
-------------------          -------------
2001                              0.23%
2002                              1.47
2003                             98.30

                              PERCENT OF
LOAN PURPOSE                 MORTGAGE POOL
------------                 -------------
Purchase                         42.65%
Refinance - Rate Term            10.28
Refinance - Cashout              47.07

                              PERCENT OF
PROPERTY TYPE                MORTGAGE POOL
-------------                -------------
Single Family Residence          73.54%
Townhouse                         0.52
Condo                             5.22
2-4 Family                       12.57
PUD                               6.45
Manufactured Housing              1.70

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

(4) ARM Loans Only

---------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-4HE

MORTGAGE RATES

                                           AGGREGATE
                               NUMBER      PRINCIPAL    PERCENT OF   WEIGHTED   WEIGHTED
                            OF MORTGAGE     BALANCE      MORTGAGE    AVERAGE     AVERAGE    AVERAGE   ORIGINAL    FULL
RANGE OF MORTGAGE RATES        LOANS      OUTSTANDING      POOL       COUPON      FICO      BALANCE     LTV       DOC
------------------------------------------------------------------------------------------------------------------------
5.500% or less                    28     $  7,151,135       2.71%      5.197%      700     $ 255,398   70.35%     44.11%
5.501% to 6.000%                  64       15,585,094       5.91       5.893       671       243,517   74.05      55.45
6.001% to 6.500%                 131       30,926,514      11.72       6.364       657       236,080   76.97      47.65
6.501% to 7.000%                 256       51,919,987      19.68       6.853       637       202,812   78.77      49.27
7.001% to 7.500%                 289       49,041,105      18.59       7.323       631       169,692   84.17      64.17
7.501% to 8.000%                 324       51,121,640      19.38       7.814       620       157,783   84.40      55.91
8.001% to 8.500%                 173       25,720,788       9.75       8.305       613       148,675   86.23      53.19
8.501% to 9.000%                 127       16,909,120       6.41       8.788       589       133,143   83.58      64.51
9.001% to 9.500%                  48        5,782,257       2.19       9.259       588       120,464   83.54      58.98
9.501% to 10.000%                 32        4,112,376       1.56       9.820       573       128,512   78.77      59.25
10.001% to 10.500%                16        1,229,268       0.47      10.323       564        76,829   79.28      78.09
10.501% to 11.000%                28        1,489,575       0.56      10.811       563        53,199   80.67      82.91
11.001% to 11.500%                16          929,872       0.35      11.266       578        58,117   76.87      52.15
11.501% to 12.000%                19          664,779       0.25      11.914       584        34,988   93.71     100.00
12.001% to 12.500%                 5          129,898       0.05      12.431       579        25,980   97.23     100.00
12.501% to 13.000%                29          597,811       0.23      12.938       577        20,614   95.26      91.66
13.001% to 13.500%                10          153,935       0.06      13.346       571        15,393   97.14     100.00
13.501% to 14.000%                16          236,373       0.09      13.993       563        14,773   94.06     100.00
14.001% to 14.500%                 1           10,896       0.00      14.259       570        10,896   95.00     100.00
14.501% to 15.000%                 3           70,637       0.03      14.992       551        23,546   95.00     100.00
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                         1,615     $263,783,060     100.00%      7.428%      630     $ 163,333   81.41%     55.76%
-----------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, Mortgage Rates rged from 4.250% per annum to 14.999% per annum and the weighted average Mortgage Rate was approximately 7.428% per annum.

REMAINING MONTHS TO STATED MATURITY

                                     AGGREGATE
     RANGE OF            NUMBER       PRINCIPAL    PERCENT OF     WEIGHTED     WEIGHTED
 REMAINING MONTHS     OF MORTGAGE     BALANCE       MORTGAGE      AVERAGE       AVERAGE     AVERAGE    ORIGINAL     FULL
TO STATED MATURITY       LOANS      OUTSTANDING       POOL         COUPON        FICO       BALANCE      LTV         DOC
--------------------------------------------------------------------------------------------------------------------------
109 to 120                  3       $     70,234       0.03%       7.645%         659       $ 23,411    60.06%      23.13%
145 to 156                  1             77,022       0.03        8.500          591         77,022    87.37      100.00
157 to 168                  2             50,903       0.02        7.930          670         25,451    80.07       43.60
169 to 180                205         15,273,957       5.79        8.367          637         74,507    79.32       46.82
229 to 240                  9          1,152,651       0.44        8.099          621        128,072    80.29       55.89
325 to 336                  4            341,882       0.13        9.111          589         85,470    93.73      100.00
337 to 348                 19          2,037,503       0.77        8.328          618        107,237    90.37       93.19
349 to 360              1,372        244,778,907      92.80        7.356          629        178,410    81.46       55.95
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                  1,615       $263,783,060     100.00%       7.428%         630       $163,333    81.41%      55.76%
-------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 116 months to 359 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 345 months.

------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-4HE

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                             AGGREGATE
       RANGE OF                NUMBER        PRINCIPAL      PERCENT OF     WEIGHTED     WEIGHTED
ORIGINAL MORTGAGE LOAN      OF MORTGAGE       BALANCE        MORTGAGE      AVERAGE       AVERAGE     AVERAGE    ORIGINAL   FULL
  PRINCIPAL BALANCES           LOANS        OUTSTANDING        POOL         COUPON        FICO       BALANCE      LTV       DOC
---------------------------------------------------------------------------------------------------------------------------------
$50,000 or less                 161        $  4,159,602         1.58%       10.215%        599       $ 25,836    87.75%    90.34%
$50,001 to $100,000             354          27,161,767        10.30         8.039         613         76,728    81.17     70.22
$100,001 to $150,000            377          47,229,695        17.90         7.667         623        125,278    82.85     66.98
$150,001 to $200,000            294          50,976,941        19.33         7.478         628        173,391    82.32     60.10
$200,001 to $250,000            177          39,684,489        15.04         7.252         635        224,206    82.82     53.56
$250,001 to $300,000             86          23,410,695         8.87         7.112         637        272,217    80.07     46.42
$300,001 to $350,000             59          19,151,162         7.26         7.191         636        324,596    82.32     42.34
$350,001 to $400,000             35          13,115,690         4.97         7.096         613        374,734    81.86     56.99
$400,001 to $450,000             23           9,711,602         3.68         7.004         652        422,244    81.93     25.97
$450,001 to $500,000             21          10,024,120         3.80         6.851         642        477,339    78.60     47.37
$500,001 to $550,000              6           3,199,999         1.21         6.680         630        533,333    81.15     83.59
$550,001 to $600,000              9           5,214,253         1.98         7.134         669        579,361    76.32     33.09
$600,001 to $650,000              4           2,530,193         0.96         7.087         625        632,548    70.48      0.00
$700,001 to $750,000              1             746,604         0.28         6.350         595        746,604    80.00    100.00
$800,001 to $850,000              1             816,000         0.31         6.500         674        816,000    56.08      0.00
$850,001 to $900,000              2           1,735,012         0.66         7.366         642        867,506    72.43     50.50
$900,001 to $950,000              1             943,443         0.36         6.990         652        943,443    70.00      0.00
$950,001 to $1,000,00             4           3,971,791         1.51         6.960         658        992,948    67.04     25.09
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        1,615        $263,783,060       100.00%        7.428%        630       $163,333    81.41%    55.76%
--------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans from approximately $3,249 to approximately $1,000,000 and the average outstanding principal balance of the Mortgage Loans was approximately $163,333

PRODUCT TYPES

                                             AGGREGATE
                               NUMBER        PRINCIPAL      PERCENT OF     WEIGHTED     WEIGHTED
                            OF MORTGAGE       BALANCE        MORTGAGE      AVERAGE       AVERAGE     AVERAGE    ORIGINAL   FULL
   PRODUCT TYPES               LOANS        OUTSTANDING        POOL         COUPON        FICO       BALANCE      LTV      DOC
--------------------------------------------------------------------------------------------------------------------------------
10 Year Fixed Loans                3       $     70,234         0.03%       7.645%         659      $ 23,411     60.06%   23.13%
15 Year Fixed Loans              116          6,988,734         2.65        7.718          642        60,248     73.36    48.33
20 Year Fixed Loans                9          1,152,651         0.44        8.099          621       128,072     80.29    55.89
30 Year Fixed Loans              679        110,822,294        42.01        7.300          635       163,214     82.12    60.73
15/30 Balloon Loans               92          8,413,148         3.19        8.906          632        91,447     84.34    46.03
6 Month LIBOR Loans                4          2,262,790         0.86        6.132          702       565,697     65.86     0.00
2/28 LIBOR Loans                 562        106,005,860        40.19        7.493          621       188,623     82.28    57.12
3/27 LIBOR Loans                 133         22,533,099         8.54        7.287          624       169,422     78.84    48.94
5/25 LIBOR Loans                  17          5,534,249         2.10        7.111          659       325,544     73.40     5.67
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         1,615       $263,783,060       100.00%       7.428%         630      $163,333     81.41%   55.76%
-------------------------------------------------------------------------------------------------------------------------------

------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-4HE

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                             AGGREGATE
                               NUMBER        PRINCIPAL      PERCENT OF     WEIGHTED     WEIGHTED
                            OF MORTGAGE       BALANCE        MORTGAGE      AVERAGE       AVERAGE     AVERAGE    ORIGINAL    FULL
      STATE                    LOANS        OUTSTANDING        POOL         COUPON        FICO       BALANCE      LTV        DOC
---------------------------------------------------------------------------------------------------------------------------------
Alabama                            3       $    552,630         0.21%        7.661%        613       $184,210    72.74%      0.00%
Alaska                             1            153,881         0.06        10.650         541        153,881    70.00     100.00
Arizona                           43          4,078,671         1.55         7.538         613         94,853    84.39      81.29
Arkansas                           2            170,685         0.06         7.812         587         85,342    97.74     100.00
California                       332         74,538,491        28.26         7.227         628        224,514    80.25      55.92
Colorado                          26          4,780,483         1.81         7.374         612        183,865    81.27      57.05
Connecticut                       24          3,353,039         1.27         7.738         625        139,710    80.08      65.28
Delaware                           2            273,767         0.10         7.737         670        136,883    86.07      60.72
District of Columbia               8          1,251,000         0.47         7.611         619        156,375    78.59      69.47
Florida                          257         34,809,096        13.20         7.507         637        135,444    80.85      47.14
Georgia                           31          4,958,809         1.88         7.701         611        159,962    86.17      80.95
Hawaii                             7          1,141,121         0.43         7.020         666        163,017    88.60      48.45
Idaho                             20          1,948,423         0.74         7.812         616         97,421    89.85      87.61
Illinois                          56          9,578,244         3.63         7.546         649        171,040    81.85      33.11
Indiana                            8            466,895         0.18         8.982         581         58,362    90.90      90.36
Iowa                               2            150,607         0.06         8.339         692         75,303    99.71       5.84
Kansas                             5            756,166         0.29         7.956         636        151,233    84.63      40.81
Kentucky                           5            216,852         0.08         9.360         585         43,370    90.50      69.79
Louisiana                          8            846,138         0.32         7.592         606        105,767    79.23      46.36
Maine                              1             81,110         0.03         7.375         591         81,110    94.98     100.00
Maryland                          75         14,442,449         5.48         7.289         627        192,566    82.18      67.54
Massachusetts                     25          5,652,830         2.14         7.303         642        226,113    74.75      43.32
Michigan                          71          7,646,102         2.90         7.966         618        107,692    81.43      60.21
Minnesota                         27          3,781,754         1.43         7.639         599        140,065    79.10      62.19
Mississippi                        4            210,677         0.08         8.205         614         52,669    92.67      61.72
Missouri                          16          1,897,307         0.72         7.638         624        118,582    87.00      66.38
Montana                            7            737,290         0.28         8.002         594        105,327    87.25     100.00
Nebraska                           3            160,144         0.06         7.784         610         53,381    89.86     100.00
Nevada                            21          2,749,914         1.04         7.640         642        130,948    85.62      60.90
New Hampshire                      4            667,445         0.25         8.559         624        166,861    78.68      85.49
New Jersey                        85         16,782,737         6.36         7.008         637        197,444    76.08      36.80
New Mexico                         8            966,919         0.37         7.656         594        120,865    82.46      74.00
New York                          93         22,645,720         8.58         7.279         649        243,502    81.60      41.17
North Carolina                    30          3,475,546         1.32         7.863         614        115,852    86.88      86.29
North Dakota                       1            129,656         0.05         8.125         651        129,656    80.00       0.00
Ohio                              32          2,507,348         0.95         8.192         647         78,355    87.47      65.79
Oklahoma                           6            562,156         0.21         7.879         627         93,693    87.42      86.67
Oregon                            26          3,508,957         1.33         7.748         622        134,960    81.21      45.08
Pennsylvania                      60          5,442,730         2.06         7.579         613         90,712    87.19      88.09
Rhode Island                      18          2,834,858         1.07         7.740         645        157,492    81.93      60.20
South Carolina                    12          1,255,041         0.48         7.730         599        104,587    77.73      70.65
Tennessee                         10          1,059,777         0.40         8.345         606        105,978    89.91      76.53
Texas                             22          1,791,582         0.68         7.819         642         81,436    90.21      46.18
Utah                              20          3,265,248         1.24         7.821         614        163,262    86.57      73.75
Vermont                            1            194,479         0.07         6.990         625        194,479    80.00     100.00
Virginia                          41          8,338,560         3.16         7.374         624        203,380    80.93      51.82
Washington                        44          5,645,428         2.14         7.716         612        128,305    86.26      88.18
West Virginia                      2            259,312         0.10         7.659         602        129,656    88.06     100.00
Wisconsin                          6            785,447         0.30         7.353         612        130,908    79.75      80.73
Wyoming                            4            279,544         0.11         8.059         659         69,886    87.64      59.27
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         1,615       $263,783,060       100.00%        7.428%        630       $163,333    81.41%     55.76%
---------------------------------------------------------------------------------------------------------------------------------

No more than approximately 0.53% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-4HE

ORIGINAL LOAN-TO-VALUE RATIOS

                                             AGGREGATE
                               NUMBER        PRINCIPAL      PERCENT OF     WEIGHTED     WEIGHTED
RANGE OF ORIGINAL LOAN-TO-  OF MORTGAGE       BALANCE        MORTGAGE      AVERAGE       AVERAGE     AVERAGE    ORIGINAL   FULL
      VALUE RATIOS             LOANS        OUTSTANDING        POOL         COUPON        FICO       BALANCE      LTV       DOC
--------------------------------------------------------------------------------------------------------------------------------
50.00% or less                    27       $  3,709,569         1.41%       6.985%         652       $137,391    42.16%   29.15%
50.01% to 55.00%                  16          3,147,407         1.19        6.605          616        196,713    53.31    16.68
55.01% to 60.00%                  28          5,907,165         2.24        6.765          629        210,970    57.67    38.88
60.01% to 65.00%                  48          9,881,765         3.75        7.039          642        205,870    63.08    50.48
65.01% to 70.00%                  95         19,299,540         7.32        7.275          624        203,153    69.00    24.52
70.01% to 75.00%                 125         22,631,172         8.58        7.351          620        181,049    73.99    49.01
75.01% to 80.00%                 455         82,577,623        31.31        7.172          633        181,489    79.64    48.42
80.01% to 85.00%                 158         24,434,204         9.26        7.593          610        154,647    83.90    76.65
85.01% to 90.00%                 310         49,230,363        18.66        7.593          628        158,808    89.69    71.14
90.01% to 95.00%                 239         29,531,397        11.20        7.813          629        123,562    94.79    72.93
95.01% to 100.00%                114         13,432,854         5.09        8.501          669        117,832    99.63    52.93
TOTAL:                         1,615       $263,783,060       100.00%       7.428%         630       $163,333    81.41%   55.76%
-------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 8.00% to 100.00% and the weighted average Original Loan-to-Value Ratio of the Mortgage Loans was approximately 81.41%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 1.35% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 92.56%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 16.73%.

LOAN PURPOSE

                                             AGGREGATE
                               NUMBER        PRINCIPAL      PERCENT OF     WEIGHTED     WEIGHTED
                            OF MORTGAGE       BALANCE        MORTGAGE      AVERAGE       AVERAGE     AVERAGE    ORIGINAL   FULL
    LOAN PURPOSE               LOANS        OUTSTANDING        POOL         COUPON        FICO       BALANCE      LTV       DOC
--------------------------------------------------------------------------------------------------------------------------------
Purchase                         707       $112,503,407        42.65%       7.420%         647       $159,128    85.14%   48.07%
Refinance - Cashout              735        124,164,640        47.07        7.437          617        168,931    78.55    61.23
Refinance - Rate Term            173         27,115,013        10.28        7.427          619        156,734    79.00    62.66
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         1,615       $263,783,060       100.00%       7.428%         630       $163,333    81.41%   55.76%
-------------------------------------------------------------------------------------------------------------------------------

PROPERTY TYPE

                                             AGGREGATE
                               NUMBER        PRINCIPAL      PERCENT OF     WEIGHTED     WEIGHTED
                            OF MORTGAGE       BALANCE        MORTGAGE      AVERAGE       AVERAGE     AVERAGE    ORIGINAL   FULL
     PROPERTY TYPE             LOANS        OUTSTANDING        POOL         COUPON        FICO       BALANCE      LTV       DOC
---------------------------------------------------------------------------------------------------------------------------------
Single Family Residence        1,191       $193,983,923        73.54%       7.436%         625      $162,875     81.35%    57.96%
Townhouse                         13          1,358,608         0.52        7.118          675       104,508     76.72     10.72
Condo                            100         13,772,970         5.22        7.625          638       137,730     84.40     56.05
2-4 Family                       166         33,150,956        12.57        7.230          657       199,705     78.92     39.76
Manufactured Housing              45          4,492,103         1.70        7.812          613        99,825     85.97    100.00
Planned Unit Development         100         17,024,500         6.45        7.497          626       170,245     83.66     53.65
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         1,615       $263,783,060       100.00%       7.428%         630      $163,333     81.41%    55.76%
--------------------------------------------------------------------------------------------------------------------------------

------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-4HE

DOCUMENTATION TYPE

                                             AGGREGATE
                               NUMBER        PRINCIPAL      PERCENT OF     WEIGHTED     WEIGHTED
                            OF MORTGAGE       BALANCE        MORTGAGE      AVERAGE       AVERAGE     AVERAGE    ORIGINAL    FULL
DOCUMENTATION TYPE             LOANS        OUTSTANDING        POOL         COUPON        FICO       BALANCE      LTV        DOC
----------------------------------------------------------------------------------------------------------------------------------
Full                           1,039       $147,097,419        55.76%       7.526%        612       $141,576     83.69%    100.00%
Reduced                          160         29,209,560        11.07        7.263         641        182,560     77.32       0.00
Stated                           286         61,762,904        23.41        7.325         652        215,954     78.65       0.00
NINA/NoDoc                        83         16,062,392         6.09        7.463         661        193,523     79.80       0.00
No Ratio                          47          9,650,785         3.66        7.047         663        205,336     79.34       0.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         1,615       $263,783,060       100.00%       7.428%        630       $163,333     81.41%     55.76%
---------------------------------------------------------------------------------------------------------------------------------

OCCUPANCY STATUS

                                             AGGREGATE
                               NUMBER        PRINCIPAL      PERCENT OF     WEIGHTED     WEIGHTED
                            OF MORTGAGE       BALANCE        MORTGAGE      AVERAGE       AVERAGE     AVERAGE    ORIGINAL   FULL
OCCUPANCY STATUS               LOANS        OUTSTANDING        POOL         COUPON        FICO       BALANCE      LTV       DOC
--------------------------------------------------------------------------------------------------------------------------------
Primary                        1,432       $236,310,829        89.59%       7.436%        626       $165,022    81.83%    58.83%
Investment                       167         23,728,118         9.00        7.365         665        142,085    76.83     29.15
Second Home                       16          3,744,113         1.42        7.335         652        234,007    83.88     30.64
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         1,615       $263,783,060       100.00%       7.428%        630       $163,333    81.41%    55.76%
--------------------------------------------------------------------------------------------------------------------------------

The information set forth above with respect to occupancy status is based upon representations of the related mortgagors at the time of origination.

ORIGINAL PREPAYMENT PENALTY TERM

                                             AGGREGATE
                               NUMBER        PRINCIPAL      PERCENT OF     WEIGHTED     WEIGHTED
       ORIGINAL             OF MORTGAGE       BALANCE        MORTGAGE      AVERAGE       AVERAGE     AVERAGE    ORIGINAL    FULL
PREPAYMENT PENALTY TERM        LOANS        OUTSTANDING        POOL         COUPON        FICO       BALANCE      LTV        DOC
---------------------------------------------------------------------------------------------------------------------------------
None                             451       $ 70,702,430       26.80%        7.333%        631       $156,768      84.02%   67.48%
6 Months                           1            265,782        0.10         6.990         665        265,782      70.00     0.00
12 Months                         76         16,711,296        6.34         7.787         646        219,885      81.96    26.88
18 Months                          2            206,206        0.08         6.253         701        103,103      77.71     0.00
24 Months                        512         93,713,986       35.53         7.484         617        183,035      81.71    60.12
30 Months                          5            678,657        0.26         8.645         577        135,731      87.82    98.02
36 Months                        507         74,801,065       28.36         7.355         638        147,537      78.24    46.37
60 Months                         61          6,703,639        2.54         7.520         650        109,896      83.41    47.89
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         1,615       $263,783,060      100.00%        7.428%        630       $163,333      81.41%   55.76%
---------------------------------------------------------------------------------------------------------------------------------

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 29 months.

------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-4HE

CREDIT SCORES

                                             AGGREGATE
                               NUMBER        PRINCIPAL      PERCENT OF     WEIGHTED     WEIGHTED
                            OF MORTGAGE       BALANCE        MORTGAGE      AVERAGE       AVERAGE     AVERAGE    ORIGINAL   FULL
RANGE OF CREDIT SCORES         LOANS        OUTSTANDING        POOL         COUPON        FICO       BALANCE      LTV       DOC
---------------------------------------------------------------------------------------------------------------------------------
Not Available                      1       $    194,798        0.07%        11.200%          0       $194,798     65.00%    0.00%
451 to 500                         2            442,520        0.17          9.069         500        221,260     77.35   100.00
501 to 550                       139         18,389,828        6.97          8.779         530        132,301     74.44    74.05
551 to 600                       422         57,135,648       21.66          7.891         581        135,393     82.40    80.07
601 to 650                       618        100,144,306       37.96          7.320         626        162,046     82.52    59.99
651 to 700                       318         63,987,026       24.26          7.004         670        201,217     81.41    33.54
701 to 750                        87         17,816,341        6.75          6.903         724        204,786     80.76    24.54
751 to 800                        27          5,534,991        2.10          6.506         770        205,000     77.13    22.33
801 to 850                         1            137,600        0.05          5.875         809        137,600     80.00   100.00
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         1,615       $263,783,060      100.00%          7.43%        630       $163,333     81.41%   55.76%
--------------------------------------------------------------------------------------------------------------------------------

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 809 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 630.

MORTGAGE INSURANCE

                                             AGGREGATE
                               NUMBER        PRINCIPAL      PERCENT OF     WEIGHTED     WEIGHTED
                            OF MORTGAGE       BALANCE        MORTGAGE      AVERAGE       AVERAGE     AVERAGE    ORIGINAL   FULL
MORTGAGE INSURANCE             LOANS        OUTSTANDING        POOL         COUPON        FICO       BALANCE      LTV       DOC
--------------------------------------------------------------------------------------------------------------------------------
No Mortgage Insurance          1,232       $207,057,430        78.50%       7.398%        630       $168,066     79.05%   50.85%
Mortgage Insurance               383         56,725,630        21.50        7.539         630        148,109     90.01    73.71
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         1,615       $263,783,060       100.00%       7.428%        630       $163,333     81.41%   55.76%
-------------------------------------------------------------------------------------------------------------------------------

------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-4HE

GROSS MARGINS

                                             AGGREGATE
                               NUMBER        PRINCIPAL      PERCENT OF     WEIGHTED     WEIGHTED
                            OF MORTGAGE       BALANCE        MORTGAGE      AVERAGE       AVERAGE     AVERAGE    ORIGINAL   FULL
RANGE OF GROSS MARGINS         LOANS        OUTSTANDING        POOL         COUPON        FICO       BALANCE      LTV       DOC
---------------------------------------------------------------------------------------------------------------------------------
2.001% to 2.500%                  3        $  1,765,823         1.30%       6.033%         707      $588,608     65.88%     7.85%
2.501% to 3.000%                  9           2,781,236         2.04        5.719          678       309,026     74.63     21.41
3.001% to 3.500%                 12           3,088,178         2.27        6.249          678       257,348     77.21      0.00
3.501% to 4.000%                  9           1,770,070         1.30        6.017          673       196,674     85.48     48.09
4.001% to 4.500%                 23           6,202,633         4.55        6.640          679       269,680     75.03     12.70
4.501% to 5.000%                 65          15,177,522        11.13        7.083          649       233,500     78.67     20.64
5.001% to 5.500%                 33           6,558,609         4.81        7.512          618       198,746     81.61     56.86
5.501% to 6.000%                 54          10,465,383         7.68        7.265          605       193,803     76.81     69.37
6.001% to 6.500%                 76          14,388,476        10.55        7.310          616       189,322     80.98     65.05
6.501% to 7.000%                343          61,860,948        45.37        7.645          616       180,353     83.21     60.02
7.001% to 7.500%                 39           6,201,109         4.55        7.945          601       159,003     82.97     66.17
7.501% to 8.000%                 24           3,160,938         2.32        8.614          589       131,706     82.79     74.69
8.001% to 8.500%                 15           1,613,730         1.18        8.929          595       107,582     83.37     70.65
8.501% to 9.000%                  5             775,865         0.57        8.987          587       155,173     91.12    100.00
9.001% to 9.500%                  4             394,279         0.29        9.799          596        98,570     91.96    100.00
9.501% to 10.000%                 2             131,199         0.10       10.619          533        65,599     85.25    100.00
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          716        $136,335,998       100.00%       7.421%         624      $190,413     81.08%    52.73%
--------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the weighted average Gross Margin of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 6.176% per annum.

MAXIMUM MORTGAGE RATES

                                             AGGREGATE
                               NUMBER        PRINCIPAL      PERCENT OF     WEIGHTED     WEIGHTED
RANGE OF MAXIMUM MORTGAGE   OF MORTGAGE       BALANCE        MORTGAGE      AVERAGE       AVERAGE     AVERAGE    ORIGINAL    FULL
           RATES               LOANS        OUTSTANDING        POOL         COUPON        FICO       BALANCE      LTV        DOC
---------------------------------------------------------------------------------------------------------------------------------
11.000% or less                  14        $  3,037,627         2.23%       5.332%        694       $216,973     82.30%    41.39%
11.001% to 11.500%               14           3,666,047         2.69        6.308         676        261,860     71.81     15.06
11.501% to 12.000%               38           9,298,753         6.82        6.644         663        244,704     75.50     19.52
12.001% to 12.500%               36           9,418,149         6.91        6.350         662        261,615     78.16     34.64
12.501% to 13.000%               55          13,647,338        10.01        6.739         640        248,133     77.24     56.62
13.001% to 13.500%               75          16,231,375        11.91        6.849         627        216,418     81.86     68.60
13.501% to 14.000%              122          23,275,711        17.07        7.208         619        190,785     82.10     64.45
14.001% to 14.500%              103          18,362,586        13.47        7.693         616        178,278     82.86     58.99
14.501% to 15.000%               98          17,272,074        12.67        8.077         613        176,246     84.49     42.83
15.001% to 15.500%               58           7,747,408         5.68        8.416         607        133,576     87.02     45.96
15.501% to 16.000%               53           7,699,030         5.65        8.883         578        145,265     82.95     68.34
16.001% to 16.500%               18           2,407,997         1.77        9.209         580        133,778     84.69     67.00
16.501% to 17.000%               16           2,660,815         1.95        9.831         557        166,301     74.35     55.68
17.001% to 17.500%                7             648,424         0.48       10.356         545         92,632     73.56     88.85
17.501% to 18.000%                6             570,590         0.42       10.736         536         95,098     70.42     72.84
18.001% to 18.500%                3             392,073         0.29       11.239         514        130,691     63.59      0.00
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          716        $136,335,998       100.00%       7.421%        624       $190,413     81.08%    52.73%
--------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.125% per annum to 18.400% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 13.831% per annum.

------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-4HE

NEXT ADJUSTMENT DATE

                                            AGGREGATE
                               NUMBER       PRINCIPAL     PERCENT OF   WEIGHTED   WEIGHTED
                            OF MORTGAGE      BALANCE       MORTGAGE    AVERAGE    AVERAGE      AVERAGE     ORIGINAL    FULL
NEXT ADJUSTMENT DATE           LOANS       OUTSTANDING       POOL       COUPON      FICO       BALANCE       LTV       DOC
----------------------------------------------------------------------------------------------------------------------------
December 2003                     2       $     635,600       0.47%     6.049%      666      $   317,800     68.87%     0.00%
January 2004                      1           1,000,000       0.73      5.875       749        1,000,000     61.35      0.00
April 2004                        1             627,190       0.46      6.625       664          627,190     70.00      0.00
April 2005                       11           2,042,915       1.50      7.626       647          185,720     89.45     48.61
May 2005                         42          10,486,107       7.69      7.893       603          249,669     81.30     55.45
June 2005                       129          23,557,322      17.28      7.340       633          182,615     82.97     52.16
July 2005                       363          67,379,716      49.42      7.468       619          185,619     81.81     59.09
August 2005                      17           2,539,800       1.86      7.832       623          149,400     86.52     64.25
March 2006                        1             159,596       0.12      8.350       608          159,596    100.00    100.00
April 2006                        1             219,214       0.16      7.750       587          219,214     52.38      0.00
May 2006                          2             449,254       0.33      6.514       615          224,627     88.24    100.00
June 2006                        15           2,954,347       2.17      7.215       632          196,956     80.60     27.91
July 2006                        88          15,539,673      11.40      7.169       625          176,587     78.50     47.60
August 2006                      26           3,211,015       2.36      7.950       614          123,501     78.31     68.47
March 2008                        1             975,980       0.72      7.990       636          975,980     68.77      0.00
May 2008                          1             205,683       0.15      6.750       664          205,683     80.00      0.00
June 2008                         6           2,125,744       1.56      7.164       635          354,291     78.63     14.77
July 2008                         9           2,226,842       1.63      6.710       690          247,427     69.82      0.00
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                          716       $ 136,335,998     100.00%     7.421%      624      $   190,413     81.08%    52.73%
----------------------------------------------------------------------------------------------------------------------------

--------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-4HE

                              ASSUMED MORTGAGE POOL
                            FIXED RATE MORTGAGE LOANS

                                                                                                           ORIGINAL
                                                                             ORIGINAL       REMAINING      MONTHS TO
                                           NET      ORIGINAL   REMAINING   AMORTIZATION    AMORTIZATION    PREPAYMENT
             CURRENT        MORTGAGE    MORTGAGE      TERM        TERM         TERM            TERM         PENALTY
            BALANCE($)       RATE(%)     RATE(%)    (MONTHS)    (MONTHS)     (MONTHS)        (MONTHS)      EXPIRATION
---------------------------------------------------------------------------------------------------------------------
            1,126,940.34      8.219       7.689       180         175          360             355             0
            1,711,846.86      8.762       8.232       180         177          360             357            12
              106,579.82     11.125      10.595       180         170          360             350            24
            3,646,291.13      9.168       8.638       180         175          360             355            36
            1,222,419.12      8.763       8.233       180         175          360             355            60
               15,089.47     13.110      12.580       120         116          120             116             0
               50,143.45      6.000       5.470       120         116          120             116            60
            3,335,313.69      7.217       6.673       180         175          180             175             0
               62,906.18     11.398      10.868       180         173          180             173            12
               58,840.46      8.899       8.369       180         177          180             177            24
               12,458.99     11.500      10.970       180         175          180             175            30
            2,827,262.78      8.023       7.493       180         177          180             177            36
              194,308.88     10.077       9.547       180         175          180             175            60
              472,257.45      7.494       6.964       240         237          240             237             0
              165,040.73     10.753      10.223       240         232          240             232            24
              394,525.82      7.331       6.801       240         237          240             237            36
               38,750.77     11.990      11.460       240         235          240             235            60
           52,923,252.22      7.301       6.732       360         356          360             356             0
            4,524,981.00      7.448       6.893       360         356          360             356            12
              126,990.74      6.000       5.470       360         357          360             357            18
            4,757,883.64      7.308       6.778       360         356          360             356            24
           35,877,242.60      7.314       6.757       360         357          360             357            36
            4,720,673.86      7.072       6.542       360         355          360             355            60
---------------------------------------------------------------------------------------------------------------------
TOTAL:   $118,372,000.00
---------------------------------------------------------------------------------------------------------------------

                            ADJUSTABLE RATE MORTGAGE

                                                                          INITIAL
                                      NET    ORIGINAL  REMAINING  GROSS    RATE
            CURRENT      MORTGAGE  MORTGAGE    TERM      TERM     MARGIN  CHANGE   PERIODIC
           BALANCE($)     RATE(%)   RATE(%)  (MONTHS)  (MONTHS)    (%)     CAP(%)   CAP(%)
-------------------------------------------------------------------------------------------
           2,101,664.81   6.132     5.602      360        356     2.446    1.000     1.000
           5,792,875.09   7.681     7.151      360        356     6.470    2.951     1.263
           7,815,994.95   7.758     7.163      360        357     6.517    3.181     1.332
          81,355,959.87   7.482     6.906      360        357     6.402    3.185     1.247
             316,200.74   8.664     8.134      360        358     7.900    3.000     1.222
           3,176,531.96   6.680     6.150      360        356     5.011    2.919     1.036
             564,442.78   6.794     6.264      360        356     5.504    2.521     1.000
             203,604.11   7.750     7.220      360        354     5.500    3.000     1.000
             148,839.17   8.165     7.635      360        357     5.596    3.000     1.000
             301,672.16   8.507     7.977      360        358     7.757    3.000     1.000
          19,463,182.95   7.275     6.726      360        357     6.001    3.000     1.071
             246,856.18   6.990     6.460      360        358     5.000    3.000     1.000
           1,437,785.58   6.800     6.270      360        357     4.424    4.731     1.000
           1,202,010.65   7.674     7.144      360        354     4.937    5.000     1.000
              64,532.41   6.750     6.220      360        357     4.875    5.000     1.000
             447,804.06   7.256     6.726      360        356     4.962    5.000     1.000
           1,988,042.53   6.975     6.445      360        357     4.544    4.595     1.000
-------------------------------------------------------------------------------------------
TOTAL:  $126,628,000.00
-------------------------------------------------------------------------------------------

                                                       NUMBER OF
                                                        MONTHS             ORIGINAL
                                              RATE     UNTIL NEXT         MONTHS TO
                                             CHANGE      RATE             PREPAYMENT
            CURRENT      MAXIMUM   MINIMUM  FREQUENCY  ADJUSTMENT           PENALTY
           BALANCE($)     RATE(%)  RATE(%)  (MONTHS)      DATE     INDEX  EXPIRATION
------------------------------------------------------------------------------------
           2,101,664.81   12.132    5.182       6           4       6ML       36
           5,792,875.09   14.301    7.401       6          20       6ML        0
           7,815,994.95   14.381    7.590       6          21       6ML       12
          81,355,959.87   13.936    7.383       6          21       6ML       24
             316,200.74   15.664    8.664       6          22       6ML       30
           3,176,531.96   12.360    5.255       6          20       6ML       36
             564,442.78   13.314    5.895       9          32       6ML        0
             203,604.11   12.750    5.500       6          30       6ML       12
             148,839.17   14.165    8.165       6          33       6ML       24
             301,672.16   15.507    8.507       6          34       6ML       30
          19,463,182.95   13.872    6.740       6          33       6ML       36
             246,856.18   11.990    6.990       6          34       6ML        6
           1,437,785.58   11.890    6.599       7          57       6ML        0
           1,202,010.65   12.674    5.121       6          54       6ML       12
              64,532.41   11.750    4.875       6          57       6ML       18
             447,804.06   12.256    4.962       6          56       6ML       24
           1,988,042.53   12.178    6.386       6          57       6ML       36
------------------------------------------------------------------------------------
TOTAL:  $126,628,000.00
------------------------------------------------------------------------------------

------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-4HE

                               ONE MONTH LIBOR CAP

       BEGINNING    ENDING       NOTIONAL       LOWER        UPPER
MON     ACCRUAL    ACCRUAL      BALANCE ($)    COLLAR(%)   COLLAR (%)
---------------------------------------------------------------------
  1    10/30/03    11/25/03   245,000,000.00    6.37834     10.00000
  2    11/25/03    12/25/03   241,051,271.59    6.37887     10.00000
  3    12/25/03    01/25/04   236,991,162.53    6.37937     10.00000
  4    01/25/04    02/25/04   232,816,247.15    6.37984     10.00000
  5    02/25/04    03/25/04   228,524,185.28    6.38029     10.00000
  6    03/25/04    04/25/04   224,113,824.13    6.38070     10.00000
  7    04/25/04    05/25/04   219,585,074.91    6.39267     10.00000
  8    05/25/04    06/25/04   214,939,439.94    6.39295     10.00000
  9    06/25/04    07/25/04   210,179,044.95    6.39321     10.00000
 10    07/25/04    08/25/04   205,330,407.36    6.39343     10.00000
 11    08/25/04    09/25/04   200,532,626.70    6.39363     10.00000
 12    09/25/04    10/25/04   195,849,278.95    6.39383     10.00000
 13    10/25/04    11/25/04   191,277,567.98    6.40483     10.00000
 14    11/25/04    12/25/04   186,815,074.17    6.40499     10.00000
 15    12/25/04    01/25/05   182,458,816.87    6.40607     10.00000
 16    01/25/05    02/25/05   178,206,230.57    6.40622     10.00000
 17    02/25/05    03/25/05   174,054,762.07    6.40637     10.00000
 18    03/25/05    04/25/05   170,001,948.12    6.40652     10.00000
 19    04/25/05    05/25/05   166,045,386.92    6.41719     10.00000
 20    05/25/05    06/25/05   162,182,961.16    6.41730     10.00000
 21    06/25/05    07/25/05   158,412,151.14    6.41789     10.00000
 22    07/25/05    08/25/05   154,730,740.02    6.41800     10.00000
 23    08/25/05    09/25/05   151,136,547.03    6.41811     10.00000
 24    09/25/05    10/25/05   147,627,455.35    6.54151     10.00000
 25    10/25/05    11/25/05   144,203,706.01    7.46363     10.00000
 26    11/25/05    12/25/05   140,877,185.23    7.45903     10.00000
 27    12/25/05    01/25/06   137,628,779.74    7.45492     10.00000
 28    01/25/06    02/25/06   134,456,618.17    7.45033     10.00000
 29    02/25/06    03/25/06   131,358,861.29    7.44576     10.00000
 30    03/25/06    04/25/06   128,333,722.20    7.48618     10.00000
 31    04/25/06    05/25/06   125,379,987.52    7.83987     10.00000
 32    05/25/06    06/25/06   122,499,278.09    7.83356     10.00000
 33    06/25/06    07/25/06   119,685,870.12    7.82774     10.00000
 34    07/25/06    08/25/06   116,938,159.09    7.82146     10.00000
 35    08/25/06    09/25/06   114,254,569.48    7.81519     10.00000
 36    09/25/06    10/25/06   111,633,569.61    7.85607     10.00000
 37    10/25/06    11/25/06   109,074,102.09    8.39610     10.00000
 38    11/25/06    12/25/06   106,579,929.96    8.38920     10.00000
 39    12/25/06    01/25/07   104,143,701.52    8.38051     10.00000
 40    01/25/07    02/25/07   101,764,010.35    8.37159     10.00000
 41    02/25/07    03/25/07    99,439,511.75    8.36269     10.00000
 42    03/25/07    04/25/07    97,168,896.04    8.39531     10.00000
 43    04/25/07    05/25/07    94,951,161.56    8.65096     10.00000
 44    05/25/07    06/25/07    92,786,572.33    8.64560     10.00000
 45    06/25/07    07/25/07    90,672,073.00    8.63540     10.00000
 46    07/25/07    08/25/07    88,606,430.77    8.62522     10.00000
 47    08/25/07    09/25/07    86,588,491.06    8.61506     10.00000
 48    09/25/07    10/25/07    84,617,127.31    8.60599     10.00000
 49    10/25/07    11/25/07    82,691,248.65    8.65800     10.00000
 50    11/25/07    12/25/07    80,810,221.53    8.64827     10.00000
 51    12/25/07    01/25/08    78,972,534.26    8.64196     10.00000
 52    01/25/08    02/25/08    77,177,190.68    8.63162     10.00000
 53    02/25/08    03/25/08    75,423,163.82    8.62130     10.00000
 54    03/25/08    04/25/08    73,709,481.85    8.61152     10.00000
 55    04/25/08    05/25/08    72,035,199.58    8.66160     10.00000
 56    05/25/08    06/25/08    70,399,718.51    8.65109     10.00000
 57    06/25/08    07/25/08    68,801,789.13    8.64061     10.00000
 58    07/25/08    08/25/08    67,240,530.48    8.63406     10.00000
 59    08/25/08    09/25/08    65,715,104.46    8.64605     10.00000
 60    09/25/08    10/25/08    64,224,827.90    8.67022     10.00000
 61    10/25/08    11/25/08    62,769,029.36    8.71694     10.00000
 62    11/25/08    12/25/08    61,346,980.79    8.70599     10.00000
 63    12/25/08    01/25/09    59,957,458.49    8.69508     10.00000
 64    01/25/09    02/25/09    58,599,702.93    8.68420     10.00000
 65    02/25/09    03/25/09    57,272,972.78    8.67576     10.00000
 66    03/25/09    04/25/09    55,976,554.89    8.67330     10.00000
 67    04/25/09    05/25/09    54,709,781.73    8.66556     10.00000
 68    05/25/09    06/25/09    53,471,928.20    8.65475     10.00000
 69    06/25/09    07/25/09    52,262,304.19    8.64397     10.00000
 70    07/25/09    08/25/09    51,080,252.94    8.63323     10.00000
 71    08/25/09    09/25/09    49,925,133.36    8.62252     10.00000
 72    09/25/09    10/25/09    48,796,319.69    8.61194     10.00000
 73    10/25/09    11/25/09    47,693,201.49    8.60130     10.00000
 74    11/25/09    12/25/09    46,615,181.93    8.59070     10.00000
 75    12/25/09    01/25/10    45,561,678.86    8.58013     10.00000
 76    01/25/10    02/25/10    44,532,123.97    8.56960     10.00000
 77    02/25/10    03/25/10    43,525,962.46    8.55911     10.00000
 78    03/25/10    04/25/10    42,542,652.70    8.54865     10.00000
 79    04/25/10    05/25/10    41,581,665.92    8.53823     10.00000
 80    05/25/10    06/25/10    40,642,485.90    8.52785     10.00000
 81    06/25/10    07/25/10    39,724,608.65    8.51750     10.00000
 82    07/25/10    08/25/10    38,827,542.10    8.50720     10.00000
 83    08/25/10    09/25/10    37,950,805.85    8.49693     10.00000
 84    09/25/10    10/25/10    37,093,930.87    8.48670     10.00000
 85    10/25/10    11/25/10    36,256,459.20    8.48108     10.00000
 86    11/25/10    12/25/10    35,437,975.97    8.47090     10.00000
 87    12/25/10    01/25/11    34,638,010.62    8.46075     10.00000
 88    01/25/11    02/25/11    33,856,136.95    8.45065     10.00000
 89    02/25/11    03/25/11    33,091,938.82    8.44058     10.00000
 90    03/25/11    04/25/11    32,345,009.88    8.43056     10.00000
 91    04/25/11    05/25/11    31,614,953.35    8.42057     10.00000
 92    05/25/11    06/25/11    30,901,381.80    8.41062     10.00000
 93    06/25/11    07/25/11    30,203,916.91    8.40072     10.00000
 94    07/25/11    08/25/11    29,522,189.26    8.39085     10.00000
 95    08/25/11    09/25/11    28,855,838.08    8.38102     10.00000
 96    09/25/11    10/25/11    28,204,511.11    8.37124     10.00000
 97    10/25/11    11/25/11    27,567,864.30    8.36149     10.00000
 98    11/25/11    12/25/11    26,945,561.73    8.35179     10.00000
 99    12/25/11    01/25/12    26,337,275.30    8.34212     10.00000
100    01/25/12    02/25/12    25,742,684.62    8.33250     10.00000
101    02/25/12    03/25/12    25,161,476.78    8.32292     10.00000
102    03/25/12    04/25/12    24,593,346.21    8.31338     10.00000

---------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-4HE

                HYPOTHETICAL AVAILABLE FUNDS CAP TABLE

                  AVAILABLE   AVAILABLE     AVAILABLE     AVAILABLE
                  FUNDS CAP   FUNDS CAP     FUNDS CAP     FUNDS CAP
MON      DATE     (%)(1),(2)  (%)(1),(2)    (%)(1),(2)   (%)(1),(2)
-------------------------------------------------------------------
                     CLASS A & CLASS M             CLASS B
-------------------------------------------------------------------
  1    11/25/03     8.081        8.081        7.003         7.003
  2    12/25/03     7.006       10.711        7.006        10.711
  3    01/25/04     6.783       10.499        7.009        10.849
  4    02/25/04     6.786       10.514        7.012        10.865
  5    03/25/04     7.249       11.007        7.007        10.640
  6    04/25/04     6.784       10.554        7.011        10.906
  7    05/25/04     7.014       10.786        7.014        10.786
  8    06/25/04     6.792       10.573        7.018        10.926
  9    07/25/04     7.022       10.811        7.022        10.811
 10    08/25/04     6.800       10.592        7.026        10.945
 11    09/25/04     6.804       10.607        7.031        10.960
 12    10/25/04     7.035       10.841        7.035        10.841
 13    11/25/04     6.812       10.609        7.039        10.962
 14    12/25/04     7.044       10.844        7.044        10.844
 15    01/25/05     6.821       10.622        7.049        10.976
 16    02/25/05     6.826       10.629        7.053        10.984
 17    03/25/05     7.562       11.380        7.058        10.621
 18    04/25/05     6.835       10.652        7.063        11.007
 19    05/25/05     7.068       10.878        7.068        10.878
 20    06/25/05     6.845       10.657        7.073        11.012
 21    07/25/05     7.075       10.994        7.075        10.994
 22    08/25/05     6.903       11.809        7.133        12.202
 23    09/25/05     6.908       11.824        7.139        12.218
 24    10/25/05     7.144       11.965        7.144        11.965
 25    11/25/05     6.919       10.725        7.150        11.082
 26    12/25/05     7.156       11.002        7.156        11.002
 27    01/25/06     6.931       10.781        7.162        11.140
 28    02/25/06     6.937       11.191        7.168        11.564
 29    03/25/06     7.687       12.117        7.174        11.310
 30    04/25/06     6.949       11.168        7.181        11.541
 31    05/25/06     7.187       11.080        7.187        11.080
 32    06/25/06     6.962       10.808        7.194        11.168
 33    07/25/06     7.201       11.145        7.201        11.145
 34    08/25/06     6.974       11.468        7.206        11.850
 35    09/25/06     6.981       11.492        7.214        11.875
 36    10/25/06     7.222       11.755        7.222        11.755
 37    11/25/06     6.996       10.874        7.229        11.236
 38    12/25/06     7.184       11.108        7.184        11.108
 39    01/25/07     6.952       10.835        7.184        11.196
 40    02/25/07     6.952       11.141        7.184        11.512
 41    03/25/07     7.697       12.149        7.184        11.339
 42    04/25/07     6.952       11.099        7.183        11.469
 43    05/25/07     7.183       11.128        7.183        11.128
 44    06/25/07     6.951       10.810        7.183        11.171
 45    07/25/07     7.183       11.122        7.183        11.122
 46    08/25/07     6.951       10.879        7.183        11.242
 47    09/25/07     6.951       10.881        7.183        11.244
 48    10/25/07     7.183       11.192        7.183        11.192
 49    11/25/07     6.951       10.813        7.183        11.173
 50    12/25/07     7.182       11.124        7.182        11.124
 51    01/25/08     6.951       10.809        7.182        11.169
 52    02/25/08     6.950       10.876        7.182        11.239
 53    03/25/08     7.430       11.525        7.182        11.141
 54    04/25/08     6.950       10.876        7.182        11.238
 55    05/25/08     7.176       11.143        7.176        11.143
 56    06/25/08     6.944       10.829        7.176        11.190
 57    07/25/08     7.174       11.149        7.174        11.149
 58    08/25/08     6.938       10.904        7.169        11.268
 59    09/25/08     6.938       10.881        7.169        11.243
 60    10/25/08     7.169       11.159        7.169        11.159
 61    11/25/08     6.938       10.783        7.169        11.143
 62    12/25/08     7.169       11.097        7.169        11.097
 63    01/25/09     6.938       10.783        7.169        11.143
 64    02/25/09     6.938       10.787        7.169        11.146
 65    03/25/09     7.681       11.790        7.169        11.004
 66    04/25/09     6.938       10.777        7.169        11.136
 67    05/25/09     7.169       11.085        7.169        11.085
 68    06/25/09     6.937       10.774        7.169        11.133
 69    07/25/09     7.169       11.086        7.169        11.086
 70    08/25/09     6.937       10.775        7.168        11.135
 71    09/25/09     6.937       10.775        7.168        11.135
 72    10/25/09     7.168       11.085        7.168        11.085
 73    11/25/09     6.937       10.775        7.168        11.134
 74    12/25/09     7.168       11.084        7.168        11.084
 75    01/25/10     6.937       10.775        7.168        11.135
 76    02/25/10     6.937       10.775        7.168        11.135
 77    03/25/10     7.680       11.765        7.168        10.980
 78    04/25/10     6.937       10.775        7.168        11.135
 79    05/25/10     7.168       11.082        7.168        11.082
 80    06/25/10     6.936       10.775        7.168        11.135
 81    07/25/10     7.168       11.082        7.168        11.082
 82    08/25/10     6.936       10.775        7.167        11.134
 83    09/25/10     6.936       10.775        7.167        11.134
 84    10/25/10     7.167       11.080        7.167        11.080
 85    11/25/10     6.936       10.770        7.167        11.129
 86    12/25/10     7.167       11.075        7.167        11.075
 87    01/25/11     6.936       10.770        7.167        11.129
 88    02/25/11     6.936       10.770        7.167        11.129
 89    03/25/11     7.679       11.745        7.167        10.962
 90    04/25/11     6.940       10.770        7.171        11.129
 91    05/25/11     7.178       11.083        7.178        11.083
 92    06/25/11     6.953       10.791        7.185        11.151
 93    07/25/11     7.192       11.104        7.192        11.104
 94    08/25/11     6.968       10.812        7.200        11.173
 95    09/25/11     6.975       10.824        7.207        11.184
 96    10/25/11     7.215       11.138        7.215        11.138
 97    11/25/11     6.990       10.847        7.223        11.208
 98    12/25/11     7.231       11.161        7.231        11.161
 99    01/25/12     7.006       10.871        7.240        11.233
100    02/25/12     7.014       10.884        7.248        11.246

1. Available Funds Cap means a per annum (A) 12 times the quotient of (x) the total scheduled interest based on the Net Mortgage Rates in effect on the related due date, divided by (y) the aggregate principal balance of the Offered Certificates as of the first day of the applicable accrual period, then, in the case of the Class A-1 and Class M Certificates, multiplied by 30 and divided by the actual number of days in the related accrual period on such Distribution Date.

2. Assumes no losses, 10% cleanup call, 20% HEP on fixed rate collateral and 28% CPR on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 1.12% and 1.25%, respectively.

3. Assumes no losses, 10% cleanup call, 20% HEP on fixed rate collateral and 28% CPR on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR start at 1.12% and 1.25% in month 1, respectively, both increasing to 20.00% in month 2 and thereafter. The values indicated include proceeds from 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-4HE

                 DISCOUNT MARGIN AND PRICE/YIELD TABLE (TO CALL)

                            0%                80%              100%                150%               200%
                      PRICING SPEED      PRICING SPEED     PRICING SPEED       PRICING SPEED     PRICING SPEED
                         TO CALL            TO CALL           TO CALL             TO CALL           TO CALL
--------------------------------------------------------------------------------------------------------------
                       DISC MARGIN        DISC MARGIN       DISC MARGIN         DISC MARGIN       DISC MARGIN
--------------------------------------------------------------------------------------------------------------
A

       100.00000%                40                 40                40                  40                40

        WAL (YRS)             18.09               3.60              2.86                1.72              1.07
   MOD DURN (YRS)            15.546              3.457             2.771               1.692             1.070
 PRINCIPAL WINDOW     Nov03 - Mar32      Nov03 - Mar14     Nov03 - Feb12       Nov03 - Feb09     Nov03 - Sep06
--------------------------------------------------------------------------------------------------------------
M-1

       100.00000%                90                 90                90                  90                90

        WAL (YRS)             25.72               6.76              5.45                4.29              3.63
   MOD DURN (YRS)            20.066              6.293             5.152               4.128             3.513
 PRINCIPAL WINDOW     Nov24 - Mar32      Dec06 - Mar14     Dec06 - Feb12       Jun07 - Feb09     Sep06 - Jul07
--------------------------------------------------------------------------------------------------------------
M-2

       100.00000%               190                190               190                 190               190

        WAL (YRS)             25.72               6.76              5.43                4.01              3.72
   MOD DURN (YRS)            17.777              6.035             4.962               3.773             3.518
 PRINCIPAL WINDOW     Nov24 - Mar32      Dec06 - Mar14     Nov06 - Feb12       Feb07 - Feb09     May07 - Jul07
--------------------------------------------------------------------------------------------------------------

                           0%                 80%              100%                150%               200%
                      PRICING SPEED      PRICING SPEED     PRICING SPEED       PRICING SPEED     PRICING SPEED
                         TO CALL            TO CALL           TO CALL             TO CALL           TO CALL
--------------------------------------------------------------------------------------------------------------
                          YIELD              YIELD              YIELD              YIELD             YIELD
--------------------------------------------------------------------------------------------------------------
B
        93.68016%              7.098%             7.774%           8.000%               8.438%            8.628%

        WAL (YRS)              25.71               6.74             5.41                 3.87              3.45
   MOD DURN (YRS)             11.697              5.057            4.248                3.250             2.951
 PRINCIPAL WINDOW      Nov24 - Mar32      Dec06 - Mar14    Nov06 - Feb12        Nov06 - Feb09     Dec06 - Jul07
----------------------------------------------------------------------------------------------------------------

--------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-4HE

                       DISCOUNT MARGIN TABLE (TO MATURITY)

                            0%                80%              100%                150%               200%
                      PRICING SPEED      PRICING SPEED     PRICING SPEED       PRICING SPEED     PRICING SPEED
                       TO MATURITY        TO MATURITY       TO MATURITY         TO MATURITY       TO MATURITY
--------------------------------------------------------------------------------------------------------------
                       DISC MARGIN        DISC MARGIN       DISC MARGIN         DISC MARGIN       DISC MARGIN
--------------------------------------------------------------------------------------------------------------
A
       100.00000%                40                 43                43                  43                40

        WAL (YRS)             18.15               3.91              3.12                1.89              1.07
   MOD DURN (YRS)            15.583              3.714             2.996               1.852             1.070
 PRINCIPAL WINDOW     Nov03 - Jun33      Nov03 - Feb26     Nov03 - Jun22       Nov03 - May16     Nov03 - Sep06
--------------------------------------------------------------------------------------------------------------
 M-1

       100.00000%                90                 93                94                  93               105

        WAL (YRS)             25.85               7.43              6.02                4.67              5.55
   MOD DURN (YRS)            20.140              6.820             5.620               4.462             5.247
 PRINCIPAL WINDOW     Nov24 - May33      Dec06 - Nov21     Dec06 - Jul18       Jun07 - Jul13     Sep06 - Oct12
--------------------------------------------------------------------------------------------------------------
 M-2

       100.00000%               190                196               196                 196               200

        WAL (YRS)             25.84               7.33              5.91                4.33              4.17
   MOD DURN (YRS)            17.830              6.435             5.322               4.034             3.912
 PRINCIPAL WINDOW     Nov24 - Mar33      Dec06 - Jan20     Nov06 - Feb17       Feb07 - Jun12     May07 - Dec09
--------------------------------------------------------------------------------------------------------------

                           0%                 80%              100%                150%               200%
                      PRICING SPEED      PRICING SPEED     PRICING SPEED       PRICING SPEED     PRICING SPEED
                       TO MATURITY        TO MATURITY       TO MATURITY         TO MATURITY       TO MATURITY
--------------------------------------------------------------------------------------------------------------
                          YIELD              YIELD              YIELD              YIELD             YIELD
--------------------------------------------------------------------------------------------------------------
 B
        93.68016%             7.098%             7.749%            7.967%              8.391%            8.582%

        WAL (YRS)             25.77               6.99              5.61                4.01              3.54
   MOD DURN (YRS)            11.705              5.158             4.345               3.331             3.019
 PRINCIPAL WINDOW     Nov24 - Dec32      Dec06 - Aug17     Nov06 - Dec14       Nov06 - Dec10     Dec06 - Nov08
--------------------------------------------------------------------------------------------------------------

------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-4HE

TO MATURITY

        PERCENTAGE OF CLASS A CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                     0% PRICING     80% PRICING   100% PRICING  150% PRICING   200% PRICING
      DATE              SPEED          SPEED         SPEED         SPEED          SPEED
------------------------------------------------------------------------------------------
Initial Percentage           100            100           100           100            100
    25-Oct-04                 99             77            72            58             45
    25-Oct-05                 97             58            49            30             15
    25-Oct-06                 96             42            33            13              0
    25-Oct-07                 94             33            26            13              0
    25-Oct-08                 93             27            20             9              0
    25-Oct-09                 91             21            15             6              0
    25-Oct-10                 89             17            11             4              0
    25-Oct-11                 87             14             9             3              0
    25-Oct-12                 85             11             7             2              0
    25-Oct-13                 82              9             5             1              0
    25-Oct-14                 80              7             4             1              0
    25-Oct-15                 77              6             3             *              0
    25-Oct-16                 74              4             2             0              0
    25-Oct-17                 71              3             2             0              0
    25-Oct-18                 64              3             1             0              0
    25-Oct-19                 61              2             1             0              0
    25-Oct-20                 57              2             *             0              0
    25-Oct-21                 54              1             *             0              0
    25-Oct-22                 50              1             0             0              0
    25-Oct-23                 45              1             0             0              0
    25-Oct-24                 40              *             0             0              0
    25-Oct-25                 37              *             0             0              0
    25-Oct-26                 33              0             0             0              0
    25-Oct-27                 29              0             0             0              0
    25-Oct-28                 25              0             0             0              0
    25-Oct-29                 20              0             0             0              0
    25-Oct-30                 16              0             0             0              0
    25-Oct-31                 10              0             0             0              0
    25-Oct-32                  4              0             0             0              0
    25-Oct-33                  0              0             0             0              0

WAL                        18.15           3.91          3.12          1.89           1.07
Principal Window     Nov03-Jun33    Nov03-Feb26   Nov03-Jun22   Nov03-May16    Nov03-Sep06

* = less than 0.5%

---------------------
Recipients must read the information contained in the attached statement. do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-4HE

TO MATURITY

        PERCENTAGE OF CLASS M-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                         0% PRICING       80% PRICING       100% PRICING        150% PRICING         200% PRICING
      DATE                  SPEED            SPEED              SPEED               SPEED                SPEED
-----------------------------------------------------------------------------------------------------------------
Initial Percentage           100               100                 100                 100                  100
    25-Oct-04                100               100                 100                 100                  100
    25-Oct-05                100               100                 100                 100                  100
    25-Oct-06                100               100                 100                 100                   86
    25-Oct-07                100                83                  65                  53                   86
    25-Oct-08                100                66                  49                  22                   64
    25-Oct-09                100                53                  37                  15                   36
    25-Oct-10                100                42                  28                  10                   17
    25-Oct-11                100                34                  21                   6                    6
    25-Oct-12                100                27                  16                   3                    0
    25-Oct-13                100                22                  12                   0                    0
    25-Oct-14                100                17                   9                   0                    0
    25-Oct-15                100                14                   7                   0                    0
    25-Oct-16                100                11                   5                   0                    0
    25-Oct-17                100                 9                   2                   0                    0
    25-Oct-18                100                 6                   0                   0                    0
    25-Oct-19                100                 5                   0                   0                    0
    25-Oct-20                100                 2                   0                   0                    0
    25-Oct-21                100                 *                   0                   0                    0
    25-Oct-22                100                 0                   0                   0                    0
    25-Oct-23                100                 0                   0                   0                    0
    25-Oct-24                100                 0                   0                   0                    0
    25-Oct-25                 92                 0                   0                   0                    0
    25-Oct-26                 82                 0                   0                   0                    0
    25-Oct-27                 73                 0                   0                   0                    0
    25-Oct-28                 62                 0                   0                   0                    0
    25-Oct-29                 51                 0                   0                   0                    0
    25-Oct-30                 38                 0                   0                   0                    0
    25-Oct-31                 25                 0                   0                   0                    0
    25-Oct-32                 11                 0                   0                   0                    0
    25-Oct-33                  0                 0                   0                   0                    0

WAL                        25.85              7.43                6.02                4.67                 5.55
Principal Window     Nov24-May33       Dec06-Nov21         Dec06-Jul18         Jun07-Jul13          Sep06-Oct12

* = less than 0.5%

------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-4HE

TO MATURITY

        PERCENTAGE OF CLASS M-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                         0% PRICING       80% PRICING         100% PRICING        150% PRICING         200% PRICING
      DATE                  SPEED             SPEED               SPEED               SPEED                SPEED
-------------------------------------------------------------------------------------------------------------------
Initial Percentage           100                  100                 100                 100                  100
    25-Oct-04                100                  100                 100                 100                  100
    25-Oct-05                100                  100                 100                 100                  100
    25-Oct-06                100                  100                 100                 100                  100
    25-Oct-07                100                   83                  65                  34                   52
    25-Oct-08                100                   66                  49                  22                    9
    25-Oct-09                100                   53                  37                  15                    1
    25-Oct-10                100                   42                  28                  10                    0
    25-Oct-11                100                   34                  21                   3                    0
    25-Oct-12                100                   27                  16                   0                    0
    25-Oct-13                100                   22                  12                   0                    0
    25-Oct-14                100                   17                   9                   0                    0
    25-Oct-15                100                   14                   5                   0                    0
    25-Oct-16                100                   11                   1                   0                    0
    25-Oct-17                100                    8                   0                   0                    0
    25-Oct-18                100                    3                   0                   0                    0
    25-Oct-19                100                    *                   0                   0                    0
    25-Oct-20                100                    0                   0                   0                    0
    25-Oct-21                100                    0                   0                   0                    0
    25-Oct-22                100                    0                   0                   0                    0
    25-Oct-23                100                    0                   0                   0                    0
    25-Oct-24                100                    0                   0                   0                    0
    25-Oct-25                 92                    0                   0                   0                    0
    25-Oct-26                 82                    0                   0                   0                    0
    25-Oct-27                 73                    0                   0                   0                    0
    25-Oct-28                 62                    0                   0                   0                    0
    25-Oct-29                 51                    0                   0                   0                    0
    25-Oct-30                 38                    0                   0                   0                    0
    25-Oct-31                 25                    0                   0                   0                    0
    25-Oct-32                 11                    0                   0                   0                    0
    25-Oct-33                  0                    0                   0                   0                    0

WAL                        25.84                 7.33                5.91                4.33                 4.17
Principal Window     Nov24-Mar33          Dec06-Jan20         Nov06-Feb17         Feb07-Jun12          May07-Dec09

* = less than 0.5%

------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-4HE

TO MATURITY

         PERCENTAGE OF CLASS B CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                         0% PRICING       80% PRICING        100% PRICING        150% PRICING         200% PRICING
      DATE                  SPEED            SPEED               SPEED               SPEED                SPEED
------------------------------------------------------------------------------------------------------------------
Initial Percentage           100                  100                 100                 100                  100
    25-Oct-04                100                  100                 100                 100                  100
    25-Oct-05                100                  100                 100                 100                  100
    25-Oct-06                100                  100                 100                 100                  100
    25-Oct-07                100                   83                  65                  34                   12
    25-Oct-08                100                   66                  49                  21                    *
    25-Oct-09                100                   53                  37                   9                    0
    25-Oct-10                100                   42                  28                   1                    0
    25-Oct-11                100                   34                  19                   0                    0
    25-Oct-12                100                   27                  11                   0                    0
    25-Oct-13                100                   19                   5                   0                    0
    25-Oct-14                100                   13                   *                   0                    0
    25-Oct-15                100                    7                   0                   0                    0
    25-Oct-16                100                    3                   0                   0                    0
    25-Oct-17                100                    0                   0                   0                    0
    25-Oct-18                100                    0                   0                   0                    0
    25-Oct-19                100                    0                   0                   0                    0
    25-Oct-20                100                    0                   0                   0                    0
    25-Oct-21                100                    0                   0                   0                    0
    25-Oct-22                100                    0                   0                   0                    0
    25-Oct-23                100                    0                   0                   0                    0
    25-Oct-24                100                    0                   0                   0                    0
    25-Oct-25                 92                    0                   0                   0                    0
    25-Oct-26                 82                    0                   0                   0                    0
    25-Oct-27                 73                    0                   0                   0                    0
    25-Oct-28                 62                    0                   0                   0                    0
    25-Oct-29                 51                    0                   0                   0                    0
    25-Oct-30                 38                    0                   0                   0                    0
    25-Oct-31                 25                    0                   0                   0                    0
    25-Oct-32                  3                    0                   0                   0                    0
    25-Oct-33                  0                    0                   0                   0                    0

WAL                        25.77                 6.99                5.61                4.01                 3.54
Principal Window     Nov24-Dec32          Dec06-Aug17         Nov06-Dec14         Nov06-Dec10          Dec06-Nov08

* = less than 0.5%

----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.